SECURITIES  AND  EXCHANGE  COMMISSION

                       Washington,  D.C.  20549

                              FORM  8-K

                           CURRENT  REPORT

               Pursuant  to  Section  13  or  15(d)  of  the

                   Securities  Exchange  Act  of  1934

Date  of  Report  (Date  of  earliest
event  reported):  May  22,  2008
                   --------------

                       JK  ACQUISITION  CORP.
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       (Exact  name  of  registrant  as  specified  in  its  Charter)

       Delaware              001-32574                87-0745202
---------------------------------------------  ---------------------------------
(State  or  other        (Commission  File          (IRS  Employer
jurisdiction  of               Number)             Identification  Number)
Incorporation)

4400  Post  Oak  Parkway,  Suite  2530,  Houston,  Texas           77027
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(Address  of  principal  executive  offices)                    (Zip  Code)

Registrant's  telephone  number,
including  area  code:   (713)  978-7557
                         ---------------


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     (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
        Exchange     Act  (17  CFR  240.13e-4(c))

ITEM  1.02     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

     The information included in Item 2.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.02 to the extent that the agreements released pursuant to the Novation Agreement described in Item 2.03 would be deemed to be material.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On  May  22, 2008, JK Acquisition Corp. (the "Company") borrowed from James
P. Wilson and Keith D. Spickelmier an aggregate amount of $85,000 in order to pay an outstanding Company payable. Each of Messrs. Wilson and Spickelmier is an officer and a director of the Company. Messrs. Wilson and Spickelmier had previously advanced to the Company an aggregate of $825,000 pursuant to separate advance agreements. The additional $85,000 advance was made pursuant to a Novation Agreement, which, among other things, replaced all of the previous advance agreements. The Novation Agreement provided that (a) the aggregate amount of Company indebtedness to Messrs. Wilson and Spickelmier was $910,000, after the additional $85,000 advance, (b) all amounts owing by the Company to Messrs. Wilson and Spickelmier would bear interest at the rate of five percent (5.0%) per annum, (c) all amounts owing by the Company to the Messrs. Wilson and Spickelmier would be due in payable in full on demand, and (d) Messrs. Wilson and Spickelmier have the right, at their election, to have the indebtedness owed to them represented by a promissory note. The Novation Agreement also provided for the release of certain agreements between the Company, on the one hand, and Messrs. Wilson and Spickelmier, on the other hand, entered into in connection with the Company's initial public offering. These agreements were released because they no longer had any relevance in view of the proposed amendments to the Company's Certificate of Incorporation that were to be considered (and that were subsequently approved) at the special meeting of stockholders scheduled for May 27, 2008.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     As of the end of trading hours on May 27, 2008, three classes of the securities of the Company were voluntarily delisted from trading on the American Stock Exchange (the "AMEX"). These classes include (a) the Company's Units (each Unit consisting of one share of Common Stock and two Warrants), (b) the Company's Common Stock (par value $0.0001 per share), and (c) the Company's Warrants (each Warrant is exercisable for one share of Common Stock). The reason for the voluntary delisting was the Company's inability to meet the AMEX's continuing listing requirements on a going-forward basis. The voluntary delisting was the consequence of the filing of a Notice of Determination to Withdraw Class of Securities from Listing with the AMEX on May 6, 2008 and a Form 25 with the U.S. Securities and Exchange Commission (the "Commission") on May 16, 2008. The Company intends to remain a reporting company with the Commission. Moreover, the Company has been informed that its common stock is now trading on the OTC Bulletin Board under the symbol "JKAQ," and that the Company's warrants and units are now trading in the over-the-counter market under the respective symbols of "JKAQW" and "JKAQU." In the future, the Company may seek to have its warrants traded on the OTC Bulletin Board, but there can be no assurance that it will be able to do so.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective May 27, 2008, Herbert C. Williamson resigned from his seat on the Company's Board of Directors. The resignation was not the result of any disagreement on Mr. Williamson's part. The Company accepted Mr. Williamson's resignation in view of the change in the Company's business plan, due to amendments to its Certificate of Incorporation and the distribution of the amounts in the Trust Fund established in connection with the Company's initial public offering. The Company's Board of Directors decided not to elect another director to fill the vacancy created by Mr. Williamson's resignation, but decided to contract the number of serving directors to two for the present.

ITEM  8.01     OTHER  EVENTS.

     On May 28, 2008, the Company issued a press release regarding (a) its stockholders approved of all three proposed amendments to the Company's Certificate of Incorporation at the special meeting of stockholders held on May 27, 2008 so that the Company will continue its corporate existence, (b) the commencement of the liquidation of the Company's Trust Fund established in connection with the Company's initial public offering, (c) the de-listing of all three classes of the Company's securities from trading on the American Stock Exchange, and the commencement of trading of the Company's common stock on the OTC Bulletin Board and the Company's warrants and units in the over-the-counter market, and (d) the resignation of Herbert C. Williamson from his seat on the Company's Board of Directors. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

Exhibit
Number          Exhibit Title

10.1 Novation Agreement dated May 22, 2008 between the Company, on one hand, and James P. Wilson and Keith D. Spickelmier, on the other hand.
99.1 Press Release of JK Acquisition Corp. dated May 28, 2008 entitled "JK ACQUISITION ANNOUNCES RESULTS OF SPECIAL MEETING, PAYMENT DATE FOR TRUST FUND DISTRIBUTION, AMEX DE-LISTING, AND DIRECTOR RESIGNATION."

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JK  ACQUISITION  CORP.
                                         (Registrant)

Date:  May  29,  2008                    By:  /s/  Keith  D.  Spickelmier
                                             ----------------------------
                                         Keith  D.  Spickelmier,
                                         President